SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2006

FIRST VALLEY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Connecticut	000-51408	04-3806732
(State or other jurisdiction of	(Commision File Number)	(I.R.S. employer
incorporation or organization)		identification number)

Four Riverside Avenue
Bristol, Connecticut 06010
(860) 582-8868
(address and telephone number)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 2.02	Results of Operations and Financial Condition
Item 4.01	Changes in Registrant’s Certifying Accountant
Item 9.01	Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-16.0:	Letter of Concurrence from Snyder & Haller, P.C. Regarding Change in Certifying Accountant
EX-99.1:	Press Release

Item 2.02	Results of Operations and Financial Condition

In a press release attached to this 8-K as Exhibit 99-1, First Valley Bancorp, Inc. (the “Company”) described its results of operations for the fourth quarter and year ended December 31, 2005. That press release is attached hereto as Exhibit 99.1.

Item 4.01	Change in Registrant’s Certifying Accountant

(a) In connection with the merger of Snyder & Haller, P.C. (“S&H”) with Whittlesey & Hadley, P.C. (“W&H”), S&H resigned as the independent registered public accounting firm of First Valley Bancorp, Inc. (the “Company”) on January 27, 2006. On the same date, the Company engaged W&H as its successor independent registered public accounting firm. The Audit Committee of the Company’s Board of Directors approved the engagement of W&H.

The reports of S&H on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2003 and 2004, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s fiscal years ended December 31, 2003 and 2004 and subsequent interim period preceding the resignation of S&H, there were no disagreements between the Company and S&H on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of S&H, would have caused S&H to make reference to the subject matter of disagreements in connection with its audit reports on the Company’s consolidated financial statements.

The Company has provided S&H with a copy of the above disclosures as required by Item 304(a) of Regulation S-B in conjunction with the filing of this Form 8-K. The Company has requested that S&H deliver to it a letter addressed to the Securities and Exchange Commission stating whether S&H agrees with the disclosures made by the Company in response to Item 304(a) of Regulation S-B, and if not, stating the respects in which it does not agree. S&H’s letter is filed as Exhibit 16.0 and incorporated in this Item 4.01(a) by reference.

(b) During the Company’s fiscal years ended December 31, 2003 and 2004 and subsequent interim period preceding the engagement of W&H, the Company did not consult with W&H regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits.

Exhibit No.	Description
16.0	Letter of Concurrence from Snyder & Haller, P.C. Regarding Change in
Certifying Accountant
99.1	Press Release dated January 30, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST VALLEY BANCORP, INC.

By: /s/ Mark J. Blum
Mark J. Blum
Executive Vice President, Treasurer and Chief Financial Officer

Date: January 30, 2006

EXHIBIT INDEX

Exhibit Number	Description
16.0	Letter of Concurrence from Snyder & Haller, P.C.
Regarding Change in Certifying Accountant
99.1:	The Company issued a press release dated January 30, 2006